Fair Value Disclosures	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Disclosures

Note 14 - Fair Value Disclosures

ASC 820, Fair Value Measurements and Disclosures, provides guidance for using fair value to measure assets and liabilities, defines fair value, establishes a framework for measuring fair value under GAAP, expands disclosures about fair value measurements, and establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The accounting standards require that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Fair value determined based on quoted market prices in active markets for identical assets and liabilities.

Level 2: Fair value determined using significant observable inputs, such as quoted prices for similar assets or liabilities or quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs that are derived principally from or corroborated by observable market data, by correlation or other means.

Level 3: Fair value determined using significant unobservable inputs, such as discounted cash flows, or similar techniques.

The carrying value of cash and cash equivalents, restricted cash, receivables, accounts payable and Senior Secured Credit Facility approximates the fair value due to their short-term nature.

Certain assets are required to be recorded at fair value on a non-recurring basis when events and circumstances indicate that the carrying value may not be recoverable.

The carrying amounts and fair values of our financial instruments as of December 31, 2015 and 2014 are as follows (in thousands):

	December 31, 2015		December 31, 2014
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Senior Notes:
7.50% Notes and 7.50% Exchange Notes	$46,793	$45,389	$99,956	$99,040
8.50% Senior Notes, net (1)	195,495	199,000	194,265	193,000
6.00% Notes, net (1)	78,558	75,368	—	—
Contingent consideration (earn-out)	7,083	7,083	2,404	2,404

(1) The carrying value of the debt instruments are net of unamortized deferred financing costs and certain debt discounts.

In estimating the fair value of financial instruments, we used the following methods and assumptions:

8.50% Senior Notes, 7.50% Notes, 7.50% Exchange Notes, and 6.00% Notes: As of December 31, 2015 and December 31, 2014, the fair value of the 8.50% Senior Notes, 7.50% Notes, 7.50% Exchange Notes, and 6.00% Notes is estimated, based on quoted or estimated market prices.  These fall within Level 2 of the fair value hierarchy.

Contingent consideration ("earn-out"): This was first recognized as part of the purchase price paid for the Royal Oak and Bonterra Builders acquisitions in 2014 and 2015, respectively, and falls within Level 3 of the fair value hierarchy. Valuation models were used to value the earn-outs by simulating earnings, applying the terms of the earn-out in each simulated path, determining the average payment in each year across all the trials of the simulation, and calculating the sum of the present values of the payments in each year.  The primary inputs and key assumptions include estimated future earnings, probabilities of achievement, earnings volatility, and the discount rate.

Given a range in the discount rate from 6.8% to 11.8%, the valuation of the earn-outs could vary from $7.0 million to $7.1 million.  The carrying amount of the earn-out has decreased by a net $0.2 million since inception, resulting in an offset to general and administrative expenses.